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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) AUGUST 31, 2001




                                 UBIQUITEL INC.
             ----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


           DELAWARE                    000-30761                 23-3017909
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(State or Other Jurisdiction of   (Commission File No.)        (IRS Employer
         Incorporation                                       Identification No.)

One West Elm Street, Suite 400, Conshohocken, Pennsylvania                 19428
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(Address of principal executive office)                               (Zip code)


Registrant's telephone number, including area code: (610) 832-3311

                                 NOT APPLICABLE
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         (Former Names or Former Address, if Changed Since Last Report)


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ITEM 5.           OTHER EVENTS.

         (a) UbiquiTel Inc. (the "Registrant") incorporates by reference herein with regard to its recent acquisition of VIA Wireless, LLC, the unaudited consolidated balance sheet of VIA Wireless, LLC as of June 30, 2001, and the related consolidated statements of operations for the three and six months ended June 30, 2001 and 2000, and consolidated statements of cash flows for the six months ended June 30, 2001 and 2000, together with the notes thereto, which are attached hereto as
                  Exhibit 99.1.


         (b) The Registrant incorporates by reference herein with regard to such acquisition, its unaudited pro forma condensed consolidated balance sheet as of June 30, 2001, and the related statement of operations for the six months ended June 30, 2001, together with the notes thereto, which are attached hereto as Exhibit 99.2.


ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

         (a)      Financial Statements of Business Acquired.

         (b)      Pro Forma Financial Information.

         (c)      Exhibits.

                  99.1 Unaudited consolidated balance sheet of VIA Wireless, LLC as of June 30, 2001, and the related consolidated statements of operations for the three and six months ended June 30, 2001 and 2000, and consolidated statements of cash flows for the six months ended June 30, 2001 and 2000, together with the notes thereto.

                  99.2 Unaudited pro forma condensed consolidated balance sheet of UbiquiTel Inc. as of June 30, 2001, and the related statement of operations for the six months ended June 30, 2001, together with the notes thereto.






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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 UBIQUITEL INC.




Date:  August 31, 2001                           By: /s/  JAMES J. VOLK
                                                    ----------------------------
                                                     James J. Volk
                                                     Chief Financial Officer


















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                                INDEX TO EXHIBITS




       EXHIBIT NO.                     EXHIBIT TITLE

         99.1 Unaudited consolidated balance sheet of VIA Wireless, LLC as of June 30, 2001, and the related consolidated statements of operations for the three and six months ended June 30, 2001 and 2000, and consolidated statements of cash flows for the six months ended June 30, 2001 and 2000, together with the notes thereto.

         99.2 Unaudited pro forma condensed consolidated balance sheet of UbiquiTel Inc. as of June 30, 2001, and the related statement of operations for the six months ended June 30, 2001, together with the notes thereto.






















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